Exhibit 99.1

FOXO Technologies™ Announces Full Year 2022 Financial Results and Recent Business Highlights

MINNEAPOLIS, MN, MARCH 30, 2023 — FOXO Technologies Inc. (NYSEAM: FOXO) (“FOXO” or the “Company”), a leader in commercializing epigenetic biomarkers of health and aging in life insurance, today reported financial results for the full year ended December 31, 2022 and accompanying business highlights.

“I am truly excited with the future we are building,” said Tyler Danielson, interim CEO and Chief Technology Officer of FOXO. “The challenges faced in 2022 presented us with an opportunity to take a comprehensive assessment of our business and the way we approach the market. We sought to reset our vision and mission, and identify the clear objectives that we believe are necessary to achieve them and hold ourselves accountable. Our aim is to improve and optimize human health span and lifespan by changing how life insurance companies sell and underwrite their products through the application of epigenetic science. We are on our way. We have begun selling our FOXO Longevity Report™ partnered with life insurance products and are seeking additional ways to apply epigenetic science to new and innovative products. We have realigned our workflows, eliminating much of our non-core activities, and streamlined our cost structure to preserve capital. Additionally, we have gained access to capital through the disposition of our non-core regulated insurance entity. Our strategy to create and sell products that revolutionize life insurance by leveraging epigenetics and artificial intelligence is now established. We have a great team in place with the energy, dedication, and technical background to achieve our goals and deliver stockholder value.”

Recent Business Highlights and Operational Developments

●	FOXO completed its strategic review of business operations, streamlined its processes, enhanced its focus on product delivery, completed a cost reduction plan, and increased its access to liquidity.

●	FOXO Life has recruited and contracted five distribution partner relationships reaching over 3,000 independent insurance agents to sell “Life Insurance Designed to Keep You Alive.”

●	FOXO mutually agreed to terminate its common stock purchase agreement with an institutional investor on November 8, 2022, and mutually agreed to terminate its forward share purchase agreement with another institutional investor on November 11, 2022. Neither termination carried any cash consequences.

●	FOXO has improved its cash position through the sale of FOXO Life Insurance Company, a non-core asset, gaining access to $4,751,407 that was previously held as statutory capital and surplus.

Conference Call and Webcast

FOXO will host a conference call and webcast today, March 30, 2023 at 3:15 p.m. Central Time to discuss full year 2022 results and recent business highlights.

The call can be accessed via webcast on the investors section of the Company’s website at www.foxotechnologies.com/investors or by dialing (888) 770-7136 and referencing conference ID 4335886. Participants are encouraged to call in 10 to 15 minutes prior to the scheduled start time.

The webcast will be made available for replay on the Company’s website beginning approximately two hours after the event.

About FOXO Technologies Inc. (“FOXO”)

FOXO is a technology platform company focused on commercializing longevity science through products and services that serve the life insurance industry. FOXO's epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. FOXO seeks to modernize the life insurance industry by simplifying the consumer underwriting journey with saliva-based biomarkers and enhancing life insurance’s consumer value proposition with the FOXO Longevity Report™. For more information about FOXO, visit www.foxotechnologies.com. For more information about FOXO LIFE, visit www.foxolife.com. For investor information and updates, visit https://foxotechnologies.com/investors/.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the future held by the management team of FOXO, the future financial condition and performance of FOXO and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “strategy,” “may,” “might,” “strategy,” “opportunity,” “plan,” project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk of changes in the competitive and highly regulated industries in which FOXO operates, variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business, (ii) the ability to implement FOXO’s business plans, forecasts, and other expectations, (iii) the ability to obtain financing if needed, (iv) the ability to maintain its NYSE American listing, (v) the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future, (vi) potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans, (vii) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, and (viii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO’s prospective customers operate, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Explanatory Notes on Use of Non-GAAP Measures

To supplement our financial information presented in accordance with U.S. GAAP, management periodically uses certain “non-GAAP financial measures,” as such term is defined under the rules of the SEC, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company’s operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. For example, non-GAAP measures may exclude the impact of certain items such as acquisitions, divestitures, gains, losses and impairments, or items outside of management’s control. Management believes that the following non-GAAP financial measure provides investors and analysts useful insight into our financial position and operating performance. Any non-GAAP measure provided should be viewed in addition to, and not as an alternative to, the most directly comparable measure determined in accordance with U.S. GAAP. Further, the calculation of these non-GAAP financial measures may differ from the calculation of similarly titled financial measures presented by other companies and therefore may not be comparable among companies.

We use Adjusted EBITDA to evaluate our operating performance. Adjusted EBITDA does not represent and should not be considered an alternative to net income as determined by U.S. GAAP, and our calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on U.S. GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA, as presented herein, is a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. GAAP. We use non-GAAP financial measures as supplements to our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. Adjusted EBITDA is a measure of operating performance that is not defined by U.S. GAAP and should not be considered a substitute for net (loss) income as determined in accordance with U.S. GAAP.

We reconcile our non-GAAP financial measure to our net loss, which is its most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our management uses Adjusted EBITDA as a financial measure to evaluate the profitability and efficiency of our business model. Adjusted EBITDA is not presented in accordance with U.S. GAAP. Adjusted EBITDA includes adjustments for provision for income taxes, as applicable, interest income and expense, depreciation and amortization, equity-based compensation, and certain other infrequent and/or unpredictable non-cash charges or benefits, such as impairment, changes in fair value of convertible debentures, changes in fair value of warrant liabilities, and expenses related to the forward purchase agreement.

Contacts / Investor Relations

Cody Slach, Matthew Hausch

Gateway Investor Relations

(949) 574-3860

FOXO@gatewayir.com

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,	December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$5,515	$6,856
Supplies	1,313	295
Prepaid expenses	2,686	444
Prepaid consulting fees	2,676	-
Other current assets	114	23
Total current assets	12,304	7,618

Intangible assets	2,043	191
Reinsurance recoverables	18,573	19,463
Cloud computing arrangements	2,225	2,745
Other assets	263	287
Total assets	$35,408	$30,304

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$3,466	$3,456
Related party payable	500	-
PIK Notes	1,409	-
Accrued severance	1,045	-
Accrued and other liabilities	493	402
Related party convertible debentures	-	9,967
Convertible debentures	-	22,236
Total current liabilities	6,913	36,061
Warrant liability	311	-
PIK Notes	1,730	-
Policy reserves	18,573	19,463
Other liabilities	1,173	-
Total liabilities	28,700	55,524
Commitments and contingencies (Note 13)
Stockholders' equity (deficit)
Preferred stock, $0.0001 par value; 10,000,000 shares authorized, none issued or outstanding as of December 31, 2022	-	-
Class A common stock, $0.0001 par value, 500,000,000 shares authorized, 29,669,830 issued, and 27,529,069 outstanding as of December 31, 2022	3	-
Treasury stock, at cost, 2,140,761 as of December 31, 2022	-	-
Undesignated preferred stock, $.00001 par value; 90,000,000 shares authorized, none issued and outstanding as of December 31, 2021	-	-
Non-redeemable preferred stock series A, $.00001 par value; 10,000,000 shares authorized, 8,000,000 shares issued and outstanding as of December 31, 2021	-	21,854
Common stock class A, $.00001 par value; 800,000,000 shares authorized; 30,208 shares issued and outstanding as of December 31, 2021	-	-
Common stock class B, $.00001 par value, 100,000,000 shares authorized; 2,000,000 shares issued and outstanding as of December 31, 2021	-	-
Additional paid-in capital	153,936	4,902
Accumulated deficit	(147,231)	(51,976)
Total stockholders' equity (deficit)	6,708	(25,220)
Total Liabilities and Stockholders' Equity (Deficit)	$35,408	$30,304

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Year Ended December 31,
	2022	2021
Total revenue	$511	$120
Cost of sales	344	-
Gross profit	167	120
Operating expenses:
Research and development	3,047	4,879
Management contingent share plan	10,091	-
Selling, general and administrative	27,196	10,272
Total operating expenses	40,334	15,151
Loss from operations	(40,167)	(15,031)
Non-cash change in fair value of convertible debentures	(28,180)	(21,703)
Change in fair value of warrant liability	2,076	-
Forward purchase agreement expense	(27,337)	-
Interest expense	(1,440)	(1,118)
Investment impairment	-	(400)
Other expense	(207)	(236)
Total non-operating expense	(55,088)	(23,457)
Loss before income taxes	(95,255)	(38,488)
Provision for income taxes	-	-
Net loss	$(95,255)	$(38,488)

Net loss per Class A common stock, basic and diluted	$(8.40)	$(6.61)

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

(Dollars in thousands)

		FOXO Technologies Operating Company						FOXO Technologies Inc.
	Stockholder Subscription	Series A Preferred Stock		Common Stock (Class A)		Common Stock (Class B)		Common Stock (Class A)		Treasury Stock	Additional Paid-in-	Accumulated
	Receivable	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Capital	Deficit	Total
Balance, December 31, 2020	$(3,750)	8,000,000	$21,854	-	$-	2,000,000	$-	-	$-	-	$4,104	$(13,488)	$8,720
Net loss	-	-	-	-	-	-	-	-	-	-	-	(38,488)	(38,488)
Lease contributions	-	-	-	-	-	-	-	-	-	-	547	-	547
Equity-based compensation	-	-	-	-	-	-	-	-	-	-	238	-	238
Subscriptions received	3,750	-	-	-	-	-	-	-	-	-	-	-	3,750
Warrants issued	-	-	-	-	-	-	-	-	-	-	13	-	13
Issuance of shares for restricted stock	-	-	-	30,000		-	-	-	-	-	-	-	-
Issuance of shares for exercised stock options	-	-	-	208	-	-	-	-	-	-	-	-	-
Balance, December 31, 2021	$-	8,000,000	$21,854	30,208	$-	2,000,000	$-	-	$-	-	$4,902	$(51,976)	$(25,220)

Balance, December 31, 2021	$-	8,000,000	$21,854	30,208	$-	2,000,000	$-	-	$-	-	$4,902	$(51,976)	$(25,220)
Activity prior to the business combination:
Net loss	-	-	-	-	-	-	-	-	-	-	-	(45,437)	(45,437)
Lease contributions	-	-	-	-	-	-	-	-	-	-	225	-	225
Equity-based compensation	-	-	-	-	-	-	-	-	-	-	716	-	716
Warrant repurchase	-	-	-	-	-	-	-	-	-	-	(507)	-	(507)
Issuance of shares for exercised stock options	-	-	-	14,946	-	-	-	-	-	-	-	-	-
Issuance of shares for consulting agreement	-	-	-	1,500,000	-	-	-	-	-	-	6,900	-	6,900
Effects of the business combination:										-			-
Conversion of Series A Preferred Stock	-	(8,000,000)	(21,854)	8,000,000	-	-	-	-	-	-	21,854	-	-
Conversion of Bridge Loans	-	-	-	15,172,729	-	-	-	-	-	-	88,975	-	88,975
Conversion of Class B Common Stock	-	-	-	2,000,000	-	(2,000,000)	-	-	-	-	-	-	-
Conversion of existing Class A Common Stock		-	-	(26,717,883)	-	-	-	15,518,705	1	-		-	1
Reverse recapitalization	-	-	-	-	-	-	-	8,143,649	1	-	19,688	-	19,689
Activity after the business combination:													-
Net loss	-	-	-	-	-	-	-	-	-	-	-	(49,818)	(49,818)
Equity-based compensation	-	-	-	-	-	-	-	5,517,000	1	-	10,363	-	10,364
Cantor Commitement Fee	-	-	-	-	-	-	-	190,476	-	-	1,600	-	1,600
Verndor share issuance								300,000	-	-	376		376
Share repurchase and forward purchase agreement settlement	-	-	-	-	-	-	-	-	-	(2,140,761)	(1,156)	-	(1,156)
Balance, December 31, 2022	$-	-	$-	-	$-	-	$-	29,669,830	$3	(2,140,761)	$153,936	$(147,231)	$6,708

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(95,255)	$(38,488)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,487	98
Impairment charges	1,370	400
Equity-based compensation	11,035	131
Cantor commitment fee paid in common stock	1,600	-
Loss on settlement of the forward purchase agreement paid in common stock	270	-
Release of forward purchase agreement collateral upon cancellation	26,773	-
Vendor share issuance paid in common stock	376	-
Amortization of consulting fees paid in common stock	4,679	-
Change in fair value of convertible debentures	28,180	21,703
Change in fair value of warrants	(2,076)	-
Conversion of accrued interest	593	-
PIK interest	130	-
Amortization of debt issuance costs	91	-
Contributions in the form of rent payments	225	547
Amortization of right-of-use assets	28	-
Accretion of operating lease liabilities	(28)	-
Recognition of prepaid offering costs upon election of fair value option	107	-
Accretion of interest earned on investment in convertible promissory note	-	(32)
Other	6	14
Changes in operating assets and liabilities:
Supplies	(1,018)	(295)
Prepaid expenses and consulting fees	(2,832)	117
Other current assets	(91)	(6)
Other assets	(100)	-
Cloud computing arrangements	(1,773)	(2,488)
Reinsurance recoverables	890	305
Accounts payable	127	3,090
Accrued and other liabilities	2,336	154
Policy reserves	(890)	(305)
Net cash used in operating activities	(23,760)	(15,055)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(110)	(118)
Asset acquisition, net of cash acquired	-	(63)
Development of internal use software	(1,760)	(124)
Acquisition of convertible promissory note	-	(50)
Net cash used in investing activities	(1,870)	(355)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of related party convertible debentures	-	3,250
Proceeds from issuance of convertible debentures	28,000	7,250
Warrant repurchase	(507)	-
Senior PIK Notes proceeds	3,458	-
Reverse recapitalization proceeds	23,237	-
Forward purchase agreement	(30,561)	-
Forward purchase agreement collateral release	2,362	-
Deferred offering costs	(540)	(107)
Related party promissory note	(1,160)	-
Proceeds received from stockholder subscription receivable	-	3,750
Net cash provided by financing activities	24,289	14,143
Net increase in cash and cash equivalents	(1,341)	(1,267)
Cash and cash equivalents at beginning of period	6,856	8,123
Cash and cash equivalents at end of period	$5,515	$6,856

NONCASH INVESTING AND FINANCING ACTIVITIES:
Conversion of phantom equity to stock options	$-	$54
Issuance of warrants	$-	$1
Conversion of debt	$88,382	$-
Conversion of preferred stock	$21,854	$-
Accrued internal use software	$239	$-
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest, net of amounts capitalized	$1,219	$1,131

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

Reconciliation of net loss to adjusted EBTIDA (unaudited)

(Dollars in thousands)

	For the year ended December 31,
	2022	2021
Net loss	$(95,255)	$(38,488)
Add: Depreciation and amortization	1,487	98
Add: Interest expense	1,440	1,118
Add: Equity-based compensation	17,689	131
Add: Non-cash change in fair value of convertible debentures	28,180	21,703
Add: Change in fair value of warrant liability	(2,076)	-
Add: Impairment charges	1,370	400
Add: Forward purchase agreement expense	27,337	-
Adjusted EBITDA	$(19,828)	$(15,038)